Exhibit 99.1

Pursuing Growth • Building Value A global diversified Industrial company

Forward-Looking Statements and Factors That May Affect Future Results: Throughout this presentation, we make a number of “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. As the words imply, these are statements about future plans, objectives, beliefs, and expectations that might or might not happen in the future, as contrasted with historical information. Forward-looking statements are based on assumptions that we believe are reasonable, but by their very nature are subject to a wide range of risks. Accordingly, in this presentation, we may say something like, “We expect that future revenue associated with the Process Equipment Group will be influenced by order backlog.” That is a forward-looking statement, as indicated by the word “expect” and by the clear meaning of the sentence. Other words that could indicate we are making forward-looking statements include: This is not an exhaustive list, but is intended to give you an idea of how we try to identify forward-looking statements. The absence of any of these words, however, does not mean that the statement is not forward-looking. Here is the key point: Forward-looking statements are not guarantees of future performance, and our actual results could differ materially from those set forth in any forward-looking statements. Any number of factors, many of which are beyond our control, could cause our performance to differ significantly from what is described in the forward-looking statements. For a discussion of factors that could cause actual results to differ from those contained in forward-looking statements, see the discussions under the heading “Risk Factors” in Item 1A of Part I of our Form 10-Q for the period ended June 30, 2015, located on our website and filed with the SEC. We assume no obligation to update or revise any forward-looking statements. Disclosure regarding forward-looking statements 2015 Hillenbrand 2

Hillenbrand (NYSE: HI) FY 2014 Revenue ~ $1.7 B Free Cash Flow = $156 M* Dividend Yield = 2.7%** Dividend paid consecutively since inception in 2008; Increased every year since * See Appendix for reconciliation ** Dividend Yield as of market close 8/16/2015 Building a world-class global diversified industrial company FY 2014 Revenue Mix 2015 Hillenbrand 3 Batesville Process Equipment Group

Develop Hillenbrand into a world-class global diversified industrial company Two platforms with market leading brands ~$1 billion in Acquisitions since 2010 Leverage our strong financial foundation and the Hillenbrand Operating Model Deliver sustainable profit growth Expand revenue Maintain substantial free cash flow Reinvest this cash in new growth initiatives, both organic and inorganic, that create shareholder value Highly engineered, mission critical niche products Market leaders with strong recurring revenue Hillenbrand’s strategy is focused on three key areas 4 2015 Hillenbrand

Hillenbrand is a growing global diversified industrial company 5 *See Appendix for reconciliation Historical Adj EBITDA* margin > 25% Strong, predictable cash flow Batesville Multiple pathways/end markets for growth Diversified revenue sources Parts and service revenue ~ 1/3 of total and growing TerraSource Process Equipment Group (K-Tron merged with Coperion effective 10/1/2013) 2015 Hillenbrand $0 $300 $600 $900 $1,200 $1,500 $1,800 FY09 FY10 FY11 FY12 FY13 FY 14 Revenue Since 2009 $ millions

The Hillenbrand Operating Model drives our continued transformation into a world-class global diversified industrial company 6 Mission Hillenbrand is a global diversified industrial company that engineers, manufactures, and sells business-to-business products and services into a variety of end markets. We strive to provide a superior return for our shareholders, exceptional value for our customers and great professional opportunities for our people through deployment of the Hillenbrand Operating Model. We drive profitable growth through the Hillenbrand Operating Model Vision We are a world-class, global diversified industrial company with a proven record of success – driven by the Hillenbrand Operating Model. Core Values Our core values apply to each of us in all we do: Individual worth and integrity Excellence in execution Spirit of continuous learning and improvement Courage Hillenbrand Operating Model 2015 Hillenbrand

We expect continued growth both organically and through acquisition 2015 Hillenbrand 7 Acquisitions 21% CAGR Double digit growth targets

8 Process Equipment Group

Our Process Equipment Group companies manufacture mission critical world-class industrial equipment 9 Rotex Separating equipment Sizing equipment Service and parts Crushers Materials handling equipment Service and parts TerraSource Global Compounders and extruders Materials handling equipment Feeders and components System solutions Service and parts Coperion (K-Tron merged with Coperion effective 10/1/2013) 2015 Hillenbrand

Sampling of Blue Chip Customer Mix and have attractive fundamentals 10 Revenue Mix by Geography* Revenue Mix by Type* Balanced geographic diversification Stable revenue and attractive margins from parts and service business Highly diversified customer base with a strong history of long-term relationships with blue-chip customers Proven products with substantial brand value and recognition, combined with industry-leading applications and engineering expertise PEG Brands * FY 2014 2015 Hillenbrand Americas EMEA Asia Parts & Service Machines

Process Equipment Group is diversified across a broad range of attractive niche end markets that benefit from megatrends 11 Megatrends driving growth Growing global population Rapidly expanding middle class Rising demand for food and energy Attractive, growing niche end markets * FY 2014 Company Estimate 2015 Hillenbrand Plastics Chemicals Minerals and Mining (incl. Fertilizer) Food Other – Forest Products, Grains, Oil Seeds, Pharma, etc.

Focus on key niche high-growth markets with strong growth potential Engineered Plastics Petrochemicals Establish scope and scale to accelerate global growth Improve access to underpenetrated geographies China India Margin expansion through the implementation of the Hillenbrand Operating Model and the strategy focuses on organic and inorganic growth 12 Russia Latin America Fertilizer Processed Food 2015 Hillenbrand Water/Wastewater Recycling

Process Equipment Group has a strong, sustainable financial track record that is expected to continue Expect mid-single digit organic revenue growth Adjusted EBITDA* expected to grow at a faster rate 13 * See Appendix for reconciliation PEG adjusted EBITDA* margins ~14% Margin gains can be attributed to various initiatives, such as: lead time reduction, operational integration, and continued lean implementation. 2015 Hillenbrand $- $500 $1,000 $1,500 FY14 FY19 PEG Revenue $ In Millions 0% 5% 10% 15% 20% 25% $- $200 $400 $600 $800 $1,000 $1,200 FY 10 FY 11 FY 12 FY 13 FY 14 PEG Revenue & Adj EBITDA* Margin $ in Millions Revenue Adj EBITDA Margin

14 Announces ABEL Acquisition

ABEL will be part of the Process Equipment Group Highly engineered equipment for niche markets Robust parts and service revenue component Provides entry into the flow control space, which has very attractive market dynamics All-cash transaction purchase price of €95 million funded under Hillenbrand’s $700 million credit revolver The ABEL acquisition advances the Hillenbrand strategy 15 Hillenbrand to acquire ABEL for 95€ million in cash ABEL designs and manufactures energy-efficient positive displacement pumps TTM (ended 7/31/15) revenue of €30 million; EBITDA of €8 million Deal is expected to close in early October ABEL is a highly profitable business with a low asset base that generates significant cash Accretive to earnings in 2016, net of transition costs Transaction Description Transaction Consideration Strategic Fit Financial Impact Closing

ABEL is a growing, high margin business 2015 Hillenbrand 16 ~ 50% of revenue ~20% of revenue ~30% of revenue Pumping Solutions Pumps Parts and Services

ABEL has attractive end markets and is geographically positioned for growth 2015 Hillenbrand 17 Key End Markets Geographic Revenue Sources Europe India US Other Asia

18 Batesville

Other (100+) Batesville Importers Aurora Matthews Caskets Market Leader Grave Markers Cremation Market Leader Vaults Batesville is the industry leader in the largest and most profitable segment of the North American death care industry 19 North American Death Care ($2.6 Billion Industry) North American Caskets (Total Revenue $1.3 Billion) Batesville (Total 2014 Revenue: $592 Million) Other, including Cremation Options®, Technology Solutions and Northstar Source: Company estimates, industry reports and public filings for FY 2014 Iconic brand with 100+ years of history Superior mix of products Industry leader in volume, revenue and margin share Batesville Caskets 2015 Hillenbrand

Batesville’s strategy is to optimize the casket business, capitalize on growth opportunities, and sustain margins 20 Optimize the Profitable Casket Business Maintain Attractive Margins Capitalize on Growth Opportunities Build and deliver value propositions aligned to customer needs Merchandising and consultative selling New product development Cremation Options® products – caskets, containers and urns Technology Solutions – websites & business management software Operational excellence through Hillenbrand Operating Model Lean manufacturing and distribution Continuous improvement in all business processes 2015 Hillenbrand

Industry Dynamics Attractive Financials Batesville has predictable strong cash flow and attractive margins 21 Deaths expected to increase in the future as baby boomers age North American cremation rate is currently estimated to be ~ 47% and increasing approximately 120-140 basis points per year Increase in future deaths expected to be offset by cremation, resulting in relatively flat burial market Historically high return on invested capital Stable adjusted EBITDA margins* in FY14 Relentless focus on lean to maintain attractive margins Revenue & Adj EBITDA Margin Estimated Deaths (Millions) * See Appendix for reconciliation * 2015 Hillenbrand 0 1 2 3 4 5 2012 2017 2040 0% 5% 10% 15% 20% 25% 30% 35% $- $200 $400 $600 $800 $1,000 FY 10 FY 11 FY 12 FY 13 FY 14 Revenue Adj EBITDA margin

22 Financial Results

Consolidated financial performance for Q3 2015 beat consensus 23 Adjusted EPS* Q3 2015 Consolidated Summary: Volume increases in both segments drove revenue up 3% on a constant currency basis. Revenue declined 4% including FX. Adjusted EBITDA was $66 million, down 6% Operating cash flow was $76 million through Q3 Hillenbrand Consolidated Operating Cash Flow Adjusted EBITDA* Revenue *See appendix for reconciliation Q3 2015 Consolidated Composition: Rev Adj EBITDA* Process Equipment Group 64% 58% Batesville 36% 42% Total 100% 100% 2015 Hillenbrand

24 Third quarter 2015 segment performance met internal expectations Process Equipment Group Batesville Revenue Adjusted EBITDA* Revenue Adjusted EBITDA* Q3 2015 Summary: Increased volume and higher average selling price resulted in revenue growth of 2% Adjusted EBITDA* was down 6% from the prior year, due in part to operational inefficiencies experienced in the quarter Process Equipment Group Batesville *See appendix for reconciliation Q3 2015 Summary: Revenue grew 4% constant currency (declined 7% after FX) driven by higher volume of equipment and service sales Adjusted EBITDA margin* was up 110 basis points on lower operating expenses 2015 Hillenbrand

Hillenbrand has a history of strong financial performance 25 ** ** Net Debt is Total Debt less Cash * * See Appendix for reconciliation * K-Tron acquisition ($369m Net purchase price) Rotex acquisition ($240m Net purchase price) Coperion acquisition ($512m Net purchase price, including $130m pension liability) 2015 Hillenbrand $- $100 $200 $300 FY 10 FY 11 FY 12 FY 13 FY14 Adjusted EBITDA $ in millions $0 $100 $200 $300 $400 $500 $600 $700 $800 FY10 FY11 FY12 FY13 FY14 Net Debt $0 $100 $200 FY10 FY11 FY12 FY13 FY14 Free Cash Flow Base FCF Forethought $- $500 $1,000 $1,500 $2,000 FY 10 FY 11 FY 12 FY 13 FY14 Revenue $ in millions which fuels a capital deployment strategy that focuses on creating shareholder value Reinvestment for long-term growth Organic growth investments Acquisitions Meaningful dividend $0.79 per share in 2014 (38% payout ratio) Annual $0.01 increase per share per year (6 consecutive years) Attractive dividend yield: 3.1% (9/24/15) 26 Reinvestment for Long-Term Growth Working Capital and CapEx Dividends 2015 Hillenbrand

Our proven ability to generate cash enables us to manage our debt and maintain strategic financing flexibility 27 Strong cash generation allows Hillenbrand to continue our acquisition strategy and de-lever quickly. Total Debt 6/30/15 : $530M; 6/30/14: $597M Net Debt* 6/30/15: $485M 6/30/14: $535M Net Debt/TTM Adjusted EBITDA** 6/30/15: 1.7x 6/30/14: 2.0x * Net Debt is Total Debt less Cash ** See Appendix for reconciliation Includes $16M reserved for outstanding Letters Of Credit 2015 Hillenbrand $249 $173 $122 $578 $0 $200 $400 $600 $800 Senior Unsecured Notes Term Loan Revolving Credit Facility Financing Agreements at 6/30/2015 (Millions)

Hillenbrand Outlook: FY 2015 Guidance Revenue constant currency growth 2-4%; ADJ EPS $2.05-$2.15 28 EPS Range Revenue Growth* 2% 4% Revenue $ 1,700 1,734 FY 14 Adjusted EPS $ 2.06 $ 2.06 One-time adjustments (0.14) (0.14) Effective Tax Rate 0.06 0.06 Normalized FY14 Base $ 1.98 $ 1.98 Normalized FY14 Base $ 1.98 $ 1.98 Organic Revenue Growth 0.04 0.07 Interest on Fixed Debt (0.03) (0.03) PEG EBITDA improvement 0.13 0.20 FX (0.07) (0.07) $ 2.05 $ 2.15 Normalized EPS Growth 3% 9% * Constant currency 2015 Hillenbrand 1.85 1.90 1.95 2.00 2.05 2.10 Reported Adj EPS Forethought Warrant LP Gain Batesville Customer Contract Cancellation Fee Coperion Commission Error Tax Rate Normalized Adj EPS 2.06 1.98 0.06 0.03 0.03 0.02 0.06 FY14 Reported Adjusted to Normalized Adjusted EPS Bridge

Hillenbrand Outlook: FY 2015 Guidance 29 2% - 4% Constant Currency Growth Revenue $2.05 - $2.15 per diluted share EPS (adjusted) 2015 Hillenbrand

Hillenbrand is an attractive investment opportunity 30 Market leading platforms with robust cash generation Strong balance sheet and cash flow Process Equipment Group represents ~2/3 of Hillenbrand revenue with attractive organic mid-single-digit growth expected Bottom-line growth enhanced by leveraging core competencies Meaningful return of cash to shareholders, including an attractive dividend yield Annual dividend increases since HI inception (2008) Strong Financial Profile Growth Opportunity Compelling Dividend Proven Track Record Demonstrated acquisition success Proven, results-oriented management teams Strong core competencies in lean business, strategy management and talent development 2015 Hillenbrand

Thanks for your time today 31 Questions? 2015 Hillenbrand

32 Appendix

Disclosure regarding non-GAAP measures 33 While we report financial results in accordance with accounting principles generally accepted in the United States (GAAP), we also provide certain non-GAAP operating performance measures. These non-GAAP measures are referred to as “adjusted” and exclude expenses associated with backlog amortization, inventory step-up, business acquisition and integration, restructuring, and antitrust litigation. The related income tax for all of these items is also excluded. This non-GAAP information is provided as a supplement, not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. One important non-GAAP measure that we use is Adjusted Earnings Before Interest, Income Tax, Depreciation, and Amortization (“Adjusted EBITDA”). As previously discussed, a part of our strategy is to selectively acquire companies that we believe can benefit from our core competencies to spur faster and more profitable growth. Given that strategy, it is a natural consequence to incur related expenses, such as amortization from acquired intangible assets and additional interest expense from debt-funded acquisitions. Accordingly, we use Adjusted EBITDA, among other measures, to monitor our business performance. Another important non-GAAP measure that we use is backlog. Backlog is not a term recognized under GAAP; however, it is a common measurement used in the Process Equipment Group industry. Our backlog represents the amount of consolidated revenue that we expect to realize on contracts awarded related to the Process Equipment Group. Backlog includes expected revenue from large systems, equipment, and to a lesser extent, replacement parts, components, and service. We use this non-GAAP information internally to make operating decisions and believe it is helpful to investors because it allows more meaningful period-to-period comparisons of our ongoing operating results. The information can also be used to perform trend analysis and to better identify operating trends that may otherwise be masked or distorted by these types of items. Finally, the Company believes such information provides a higher degree of transparency. 2015 Hillenbrand

Q3 FY15 & Q3 FY14 - Adjusted EBITDA to consolidated net income reconciliation 34 ($ in millions) 2015 Hillenbrand Three months ended June 30, 2015 2014 Adjusted EBITDA: Process Equipment Group $ 43.7 $ 44.1 Batesville 32.2 34.3 Corporate (9.7) (7.6) Less: Interest income - (0.3) Interest expense 5.7 5.6 Income tax expense 13.8 12.7 Depreciation and amortization 12.7 14.7 Business acquisition and integration 0.5 1.7 Restructuring 1.0 1.6 Litigation - 1.4 Consolidated net income $ 32.5 $ 33.4

YTD FY15 & YTD FY14 - Adjusted EBITDA to consolidated net income reconciliation 35 ($ in millions) 2015 Hillenbrand Nine months ended June 30, 2015 2014 Adjusted EBITDA: Process Equipment Group $ 116.3 $ 96.8 Batesville 108.9 113.7 Corporate (30.1) (17.3) Less: Interest income (0.7) (0.6) Interest expense 17.8 17.5 Income tax expense 39.9 35.4 Depreciation and amortization 41.1 43.7 Business acquisition and integration 0.7 4.7 Restructuring 2.4 2.8 Litigation 0.5 1.4 Consolidated net income $ 93.4 $ 88.3

Q2 FY15 & Q2 FY14 - Adjusted EBITDA to consolidated net income reconciliation 36 ($ in millions) 2015 Hillenbrand 2015 2014 Adjusted EBITDA: Process Equipment Group $ 34.6 $ 26.0 Batesville 44.0 44.9 Corporate (13.1) (1.7) Less: Interest income (0.4) (0.1) Interest expense 6.4 5.6 Income tax expense 14.3 13.7 Depreciation and amortization 13.4 14.7 Business acquisition and integration (o.1) I . 1 Restructuring 0.7 0.9 Litigation Consolidated net income $31.2 $33.3

Q1 FY15 & Q1 FY14 - Adjusted EBITDA to consolidated net income reconciliation 37 ($ in millions) 2015 Hillenbrand 2014 2013 Adjusted EBITDA: Process Equipment Group 38.1 $ 26.7 $ Batesville 32.6 34.5 Corporate (7.3) (8.0) Less: Interest income (0.3) (0.2) Interest expense 5.7 6.3 Income tax expense 11.8 9.0 Depreciation and amortization 15.0 14.3 Business acquisition and integration 0.3 1.9 Restructuring 0.7 0.3 Litigation 0.5 - Consolidated net income 29.7 $ 21.6 $ Three months ended December 31,

Adjusted EBITDA to consolidated net income reconciliation 38 ($ in millions) 2015 Hillenbrand 2014 2013 2012 2011 2010 Adjusted EBITDA: Process Equipment Group 150.4 $ 116.4 $ 79.7 $ 53.3 $ 23.6 $ Batesville 150.8 161.0 152.8 179.9 195.0 Corporate (25.7) (29.9) (25.1) (24.8) (27.4) Less: Interest income (0.8) (0.6) (0.5) $ (7.4) $ (13.0) $ Interest expense 23.3 24.0 12.4 11.0 4.2 Income tax expense 48.7 28.3 30.1 51.7 54.1 Depreciation and amortization 58.4 89.4 40.4 36.1 28.2 Business acquisition costs 8.4 16.0 4.2 6.3 10.5 Inventory step-up - 21.8 - 2.8 11.6 Restructuring 5.5 2.8 8.3 1.3 3.0 Litigation 20.8 0.2 5.5 1.3 5.0 Other - 0.2 - (0.8) (4.7) Long-term incentive compensation related to the international integration - - 2.2 - - Consolidated net income 111.2 $ 65.4 $ 104.8 $ 106.1 $ 92.3 $ Years Ended September 30,

Q3 FY15 & Q3 FY14 Non-GAAP Operating Performance Measures 39 ($ in millions) 2015 Hillenbrand GAAP Adj Adjusted GAAP Adj Adjusted Cost of goods sold 259.8 $ (0.8) $ (a) 259.0 $ 267.5 $ 0.1 $ (d) 267.6 $ Operating expenses 85.6 (0.9) (b) 84.7 97.7 (4.7) (e) 93.0 Income tax expense 13.8 0.8 (c) 14.6 12.7 1.3 (c) 14.0 Net income 1 32.1 0.9 33.0 32.8 3.3 36.1 Diluted EPS 0.50 0.02 0.52 0.51 0.06 0.57 Ratios: Gross margin 34.8% 0.2% 35.0% 35.8% - 35.8% 21.5% (0.3%) 21.2% 23.4% (1.1%) 22.3% 1 Net income attributable to Hillenbrand P = Process Equipment Group; B = Batesville; C = Corporate (a) Restructuring ($0.4 P, $0.4 B) (b) Restructuring ($0.2 C, $0.1 P, $0.1 B), business acquisition costs ($0.5 C) (c) Tax effect of adjustments (d) Restructuring ($0.1 credit B) (e) Business acquisition and integration costs ($0.5 P, $1.2 C), litigation costs ($1.4 B), restructuring ($1.5 P, $0.1 C) Three months ended June 30, 2014 Operating expenses as a % of net revenue 2015

YTD FY15 & YTD FY14 Non-GAAP Operating Performance Measures 40 ($ in millions) 2015 Hillenbrand GAAP Adj Adjusted GAAP Adj Adjusted Cost of goods sold 778.9 $ (2.1) $ (a) 776.8 $ 775.4 $ 0.2 $ (d) 775.6 $ Operating expenses 268.5 (2.9) (b) 265.6 291.6 (9.1) (e) 282.5 Income tax expense 39.9 1.8 (c) 41.7 35.4 2.6 (c) 38.0 Net income 1 92.3 3.2 95.5 86.1 6.3 92.4 Diluted EPS 1.44 0.06 1.50 1.35 0.10 1.45 Ratios: Gross margin 35.4% 0.1% 35.5% 35.3% - 35.3% 22.3% (0.3%) 22.0% 24.3% (0.7%) 23.6% 1 Net income attributable to Hillenbrand P = Process Equipment Group; B = Batesville; C = Corporate (a) Restructuring ($1.6 B, $0.5 P) (b) Restructuring ($0.8 P, $0.8 C, $0.1 B), litigation ($0.5 B), and business acquisition and integration ($0.6 C, $0.1 P) (c) Tax effect of adjustments (d) Restructuring ($0.1 P, $0.3 credit B) (e) Business acquisition and integration costs ($1.5 P, $3.2 C), litigation costs ($1.4 B), restructuring ($1.7 P, $1.3 C) 2015 2014 Nine months ended June 30, Operating expenses as a % of net revenue

Q2 FY15 & Q2 FY14 Non-GAAP Operating Performance Measures 41 ($ in millions) 2015 Hillenbrand 2015 2014 GAAP Adj Adjusted GAAP Adj Adjusted Cost of goods sold Operating expenses Income tax expense 256.0 91.7 14.3 30.7 0.48 $ (o.i) (a) (0.5) (b) 0.2 (c) 0.4 0.01 $ 255.9 91.2 14.5 31.1 0-49 $ 254.0 99.9 13.7 33.0 0.51 $ 0.2 (d) (2.3) (e) 0.7 (c) 1.4 0.03 $ 254.2 97.6 14.4 34.4 0.54 Net income' Diluted EPS Ratios: Gross margin 3 6 .7% 0.1% 36.8% 36.0% (0.1%) 35.9% Operating expenses as a 96 of net revenue 22 .7% (0.2%) 22.5% 2 5. 2% (0.6%) 24.6% 1 bloom e attributable to Hillenbrand P Process Equipment Group; B Bates- ills; C Corporate Restructuring (So.' P) Restructuring (3o.4 11, 30.2 C) sad burin ess acquisition (So, a credit C) Cc) It effect of adjustments Restructuring (Sol credit ES) Business &ego isitiai and integration costs (So,8 I', So, S mad restructuring (Si, 2 C)

Q1 FY15 & Q1 FY14 Non-GAAP Operating Performance Measures 42 ($ in millions) 2015 Hillenbrand GAAP Adj Adjusted GAAP Adj Adjusted Cost of goods sold 263.1 $ (1.2) $ (a) 261.9 $ 253.9 $ (0.1) $ (d) 253.8 $ Operating expenses 91.2 (1.5) (b) 89.7 94.0 (2.1) (e) 91.9 Income tax expense 11.8 0.8 (c) 12.6 9.0 0.6 (c) 9.6 Net income 1 29.5 1.9 31.4 20.3 1.6 21.9 Diluted EPS 0.46 0.03 0.49 0.32 0.02 0.34 Ratios: Gross margin 34.5% 0.3% 34.8% 34.0% 0.1% 34.1% 22.7% (0.4%) 22.3% 24.4% (0.5%) 23.9% 1 Net income attributable to Hillenbrand P = Process Equipment Group; B = Batesville; C = Corporate (a) Restructuring ($1.2 B) (b) Restructuring ($0.3 P, $0.4 C), business acquisition and integration costs ($0.1 P, $0.2 C), litigation costs ($0.5 B) (c) Tax effect of adjustments (d) Restructuring ($0.1 B) (e) Business acquisition and integration costs ($0.7 P, $1.2 C) and restructuring ($0.2 P) 2014 Three months ended December 31, 2013 Operating expenses as a % of net revenue

Non-GAAP Operating Performance Measures

($ in millions)

	Years Ended September 30,														
	2014			2013			2012			2011			2010		
	GAAP	Adj	Adjusted	GAAP	Adj	Adjusted	GAAP	Adj	Adjusted	GAAP	Adj	Adjusted	GAAP	Adj	Adjusted
Cost of goods sold	$ 1,078.0	(0.1) (a)	$ 1,077.9	$ 1,034.7	$ (25.2) (d)	$ 1,009.5	$ 594.3	$ (4.2) (i)	$ 590.1	$ 513.5	$ (2.8) (l)	$ 510.7	$ 435.9	$ (11.6) (o)	$ 424.3
Operating expenses	414.7	(34.7) (b)	380.0	400.6	(52.5) (e)	348.1	240.1	(18.8) (j)	221.3	211.3	(8.9) (m)	202.4	175.4	(15.5) (p)	159.9
Interest expense	23.3	-	23.3	24.0	(1.2) (f)	22.8	12.4	-	12.4	11.0	-	11.0	4.2	-	4.2
Other income (expense), net	8.7	-	8.7	(0.4)	(1.1) (g)	(1.5)	(1.5)	-	(1.5)	10.2	-	10.2	12.7	-	12.7
Income tax expense	48.7	12.9 (c)	61.6	28.3	22.9 (h)	51.2	30.1	18.1 (k)	48.2	51.7	4.0 (n)	55.7	54.1	7.8 (q)	61.9
Net income[1]	109.7	21.9	131.6	63.4	54.9	118.3	104.8	4.9	109.7	106.1	7.7	113.8	92.3	19.3	111.6
Diluted EPS	1.72	0.34	2.06	1.01	0.87	1.88	1.68	0.08	1.76	1.71	0.13	1.84	1.49	0.31	1.80

[1]Net income attributable to Hillenbrand

P = Process Equipment Group; B = Batesville; C = Corporate

(a) Restructuring costs ($0.3 P, $0.2 credit B)
(b) Business acquisition costs ($2.1 P, $6.3 C), litigation ($20.8 B), restructuring costs ($4.0 P, $1.5 C)
(c) Tax effect of adjustments
(d) Inventory step-up ($21.8 P), restructuring ($0.3 P, $2.9 B), business acquisition costs ($0.2 P)
(e) Backlog amortization ($34.5 P), business acquisition costs ($3.1 P, $13.7 C), restructuring ($0.2 P, $0.5 B, $0.2 C), antitrust litigation ($0.2 B), other ($0.1 B)
(f) Business acquisition costs ($1.2 C)
(g) Acquisition related foreign currency transactions ($0.8C), business acquisition costs ($0.2 C), other ($0.1B)
(h) Tax effect of adjustments
(i) Restructuring ($0.9 P, $3.3 B)
(j) Antitrust litigation ($5.5 B), restructuring ($2.8 P, $0.6 B, $0.9 C), business acquisition costs ($4.2 C), backlog amortization ($2.5 P), long–term incentive compensation related to the international integration ($0.2 P, $0.8 B, $1.2 C), other ($0.1 B)
(k) Tax benefit of the international integration ($10.4), tax effect of adjustments ($7.7)
(l) Inventory step-up ($2.8 P)
(m) Restructuring ($1.3 B), antitrust litigation ($1.3 B), business acquisition costs ($0.3 P, $6.0 C), backlog amortization ($0.8 P), sales tax recoveries ($0.8 B)
(n) Tax effect of adjustments
(o) Inventory step-up ($11.6 P)
(p) Business acquisition costs ($0.3 P, $10.2 C), antitrust litigation ($5.0 B), restructuring ($3.0 C),Backlog amortization ($1.7 P), LESS sales tax recoveries ($4.7).
(q) Tax effect of adjustments

2015 Hillenbrand

43

Q3 FY15 & Q3 FY14 - Cash Flow Information 44 ($ in millions) 2015 Hillenbrand Operating Activities 2015 2014 Consolidated net income 32.5 $ 33.4 $ Depreciation and amortization 12.7 14.7 Change in working capital 10.4 (3.2) Other, net 9.7 9.8 Net cash provided by operating activities (A) 65.3 $ 54.7 $ Capital expenditures (B) (7.8) (6.5) Acquisition of business, net of cash acquired - - Debt activity (41.4) (28.9) Dividends (12.6) (12.4) Other (0.9) 3.8 Net change in cash 2.6 $ 10.7 $ Free Cash Flow (A-B) 57.5 $ 48.2 $ Three months ended June 30,

YTD FY15 & YTD FY14 - Cash Flow Information 45 ($ in millions) 2015 Hillenbrand Operating Activities 2015 2014 Consolidated net income 93.4 $ 88.3 $ Depreciation and amortization 41.1 43.7 Change in working capital (61.5) 20.4 Other, net 2.5 (15.5) Net cash provided by operating activities (A) 75.5 $ 136.9 $ Capital expenditures (B) (19.7) (17.9) Acquisition of business, net of cash acquired - - Debt activity (23.9) (68.9) Dividends (37.8) (37.2) Other (6.5) 6.1 Net change in cash (12.4) $ 19.0 $ Free Cash Flow (A-B) 55.8 $ 119.0 $ Nine months ended June 30,

Q2 FY15 & Q2 FY14 - Cash Flow Information 46 ($ in millions) 2015 Hillenbrand Operating Activities 2015 2014 Consolidated net income 31.2 $ 33.3 $ Depreciation and amortization 13.4 14.7 Change in working capital (17.0) 1.5 Other, net 24.5 (13.2) Net cash provided by operating activities (A) 52.1 $ 36.3 $ Capital expenditures (B) (6.2) (5.8) Acquisition of business, net of cash acquired - - Debt activity (42.0) (25.8) Dividends (12.6) (12.4) Other (0.3) (3.6) Net change in cash (9.0) $ (11.3) $ Free Cash Flow (A-B) 45.9 $ 30.5 $ Three months ended March 31,

Q1 FY15 & Q1 FY14 - Cash Flow Information 47 ($ in millions) 2015 Hillenbrand Operating Activities 2014 2013 Consolidated net income 29.7 $ 21.6 $ Depreciation and amortization 15.0 14.3 Change in working capital (54.9) 22.1 Other, net (31.7) (12.1) Net cash (used in) provided by operating activities (A) (41.9) $ 45.9 $ Capital expenditures (B) (5.7) (5.6) Acquisition of business, net of cash acquired - - Debt activity 59.5 (14.2) Dividends (12.6) (12.4) Other (5.3) 5.9 Net change in cash (6.0) $ 19.6 $ Free Cash Flow (A-B) (47.6) $ 40.3 $ Three months ended December 31,

Cash Flow Information 48 ($ in millions) 2015 Hillenbrand Operating Activities 2014 2013 2012 2011 2010 Consolidated net income 111.2 $ 65.4 $ 104.8 $ 106.1 $ 92.3 $ Depreciation and amortization 58.4 89.4 40.4 36.1 28.2 Interest income on Forethought Note - - - (6.4) (12.0) Forethought Note interest payment - - - 59.7 10.0 Change in working capital 22.6 (12.3) (19.8) (16.4) 16.9 Other, net (12.6) (15.3) 12.8 10.4 (17.2) Net cash provided by operating activities (A) 179.6 $ 127.2 $ 138.2 $ 189.5 $ 118.2 $ Capital expenditures (B) (23.6) (29.9) (20.9) (21.9) (16.3) Forethought Note principal repayment - - - 91.5 - Acquisition of businesses, net of cash acquired - (415.7) (4.4) (240.9) (371.5) Proceeds from redemption and sales, and ARS and investments 5.8 1.7 0.8 12.4 37.2 Debt activity (104.1) 385.6 (162.3) 28.1 334.2 Dividends (49.7) (48.7) (47.6) (46.9) (46.2) Purchase of common stock (16.5) - - (3.8) - Other 23.8 2.3 0.9 9.1 7.6 Net change in cash 15.3 $ 22.5 $ (95.3) $ 17.1 $ 63.2 $ Free Cash Flow (A-B) 156.0 $ 97.3 $ 117.3 $ 167.6 $ 101.9 $ Years Ended September 30,